SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2019
SIGNIFICANT ACCOUNTING POLICIES
SIGNIFICANT ACCOUNTING POLICIES

3            SIGNIFICANT ACCOUNTING POLICIES

The significant accounting policies applied in the preparation of Credicorp’s consolidated financial statements are set out below:

a)   Basis of presentation, use of estimates and changes in accounting policies -

The accompanying consolidated financial statements have been prepared in accordance with International Financial Reporting Standards (IFRS) as issued by the International Accounting Standards Board (IASB).

The consolidated financial statements as of December 31, 2019 and 2018, have been prepared following the historical cost criteria, except for investments at fair value through profit or loss, investments at fair value through other comprehensive income, financial assets designated at fair value through profit or loss, derivative financial instruments, and financial liabilities at fair value through profit or loss; which have been measured at fair value.

The consolidated financial statements are presented in Soles (S/), which is the functional currency of Credicorp Ltd and subsidiaries, see paragraph (c) below, and values are rounded to thousands of soles, except when otherwise indicated.

The preparation of the consolidated financial statements in accordance with IFRS requires Management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and the disclosure of significant events in notes to the consolidated financial statements.

Estimates and judgments are continually evaluated and are based on historical experience and other factors, including expectations of future events that are believed to be reasonable under the current circumstances. The final results could differ from said estimates; however, the Management expects that the variations, if any, will not have a material impact on the consolidated financial statements.

The most significant estimates included in the accompanying consolidated financial statements are related to the calculation of the allowance of the expected credit loss on loan portfolio, the valuation of investments, the technical reserves for insurance claims and premiums, the impairment of goodwill , the expected credit loss for investments at fair value through other comprehensive income and investments at amortized cost, the valuation of share-based payment plans and the valuation of derivative financial instruments.

Furthermore, other estimates exist, such as the estimated useful life of intangible assets, property, furniture and equipment and the deferred income tax assets and liabilities. The accounting criteria used for said estimates are described below.

The Group has adopted the following standards and modifications for first time for its annual period that starts on January 1, 2019, as described below:

(i) IFRS 16 “Leases” -

On January 2016, the IASB issued the IFRS 16, ‘Leases’ to replace the current standards related to the treatment of leases (IAS 17, ‘Leases’ and IFRIC 4, ‘Determining whether an arrangement contains a lease” and other related interpretations, which are valid until December 31, 2018).

According with IFRS 16, a contract is, or contains, a lease if the contract transfers the right to control the use of an identified asset for a period of time in exchange for a consideration.

IFRS 16 mainly affect the accounting treatment for lessees, and will result in the recognition of almost all lease contracts in the statement of financial position, since the standard eliminates the distinction between finance and operating leases.

Pursuant to the new standard, was required the recognition of an asset (right-of-use of the leased asset) and of a financial liability because of the lease payments. The only exemptions are for short term and low value leases, both could be recorded in a straight line as an expense in the consolidated statement of income.

The consolidated statement of income also is affected, since the total expense is normally higher in the initial years of the lease contract and lower in the final years. Furthermore, the operating costs are replaced with interest and depreciation, therefore key metrics such as earnings before interest, taxes, depreciation and amortization (EBITDA) will change.

The principal and interest payments of the lease liabilities are classified in the consolidated statement of cash flows within the financing activities.

The accounting treatment for lessors continues with a similar model to IAS 17; therefore, the lessors will continue to perform a classification test to distinguish between financial and operating leases.

The new requirements of the IFRS 16 were applied by adjusting our consolidated statement of financial position as of January 1, 2019, date of initial application, without restating the financial information of the comparative period, in accordance to what is allowed by the transition provisions of the aforementioned standard. On the date of the initial application, the Group has considered the following aspects:

-	The use of a single discount rate in a lease portfolio with reasonably similar characteristics.
-

Choose not to apply the recognition and measurement requirements established by the IFRS 16 to: (i) leases with a remaining lease term of less than 12 months as of January 1, 2019, and (ii) leases in which the underlying asset is of low value. In these cases, payments will be recognized as an expense in a straight line over the term of the lease.

-	The exclusion of the initial direct costs for the measurement of the asset by right of use.
-

For the contracts concluded before the transition date, the Group relied on its assessment carried out applying IAS 17 and IFRIC 4; that is, not to reevaluate again if a contract is, or contains, an operating lease.

In that regard, as of January 1, 2019, the Group has recorded right-of-use assets for approximately S/855.5 million, lease liabilities for approximately S/852.8 million and deferred charges for prepayments for approximately S/2.7 million. There was no net impact on the retained earnings.

(ii) Prepayment features with negative compensation- amendments to IFRS 9 “Financial instruments” -

The narrow-scope amendments made to IFRS 9 Financial Instruments in October 2017 enable entities to measure certain pre-payable financial assets with negative compensation at amortized cost. These assets, which include some loan and debt securities, would otherwise have to be measured at fair value through profit or loss.

To qualify for amortized cost measurement, the negative compensation must be ‘reasonable compensation for early termination of the contract’ and the asset must be held within a ‘held to collect’ business model.

(iii)	Long-term Interests in Associates and Joint Ventures – Amendments to IAS 28 “Investments in Associates and Join Ventures” -

The amendments clarify the accounting record of long-term interests in an associate or joint venture, which in substance form part of the net investment in the associate or joint venture, but to which equity accounting is not applied. Entities must record for such interests under IFRS 9 Financial Instruments before applying the loss allocation and impairment requirements in IAS 28.

(iv) Plan Amendment, Curtailment or Settlement - Amendments to IAS 19 “Employee Benefits” -

The amendments to IAS 19 clarify the accounting for defined benefit plan amendments, curtailments and settlements. They confirm that entities must:

-

Calculate the current service cost and net interest for the remainder of the reporting period after a plan amendment, curtailment or settlement by using the updated assumptions from the date of the change.

-

Any reduction in a surplus should be recognized immediately in profit or loss either as part of past service cost, or as a gain or loss on settlement. In other words, a reduction in a surplus must be recognized in profit or loss even if that surplus was not previously recognized because of the impact of the asset ceiling.

-	Separately recognize any changes in the asset ceiling through other comprehensive income.
(v) IFRIC 23 “Uncertainty over income tax treatments” -

The interpretation explains how to recognize and measure deferred and current income tax assets and liabilities when there is uncertainty over a tax treatment. In particular, it discusses:

-

How to determine the appropriate obligation or right, and that each uncertain tax treatment should be considered separately or together as a group, depending on which approach better predicts the resolution of the uncertainty.

-	That the entity should assume a tax authority will examine the uncertain tax treatments and have full knowledge of all related information, that is, that detection risk should be ignored.
-	That the entity should reflect the effect of the uncertainty in its income tax accounting when it is not probable that the tax authorities will accept the treatment.
-	That the impact of the uncertainty should be measured using either the most likely amount or the expected value method, depending on which method better predicts the resolution of the uncertainty, and
-	That the judgments and estimates made must be reassessed whenever circumstances have changed or there is new information that affects the judgments.

While there are no new disclosure requirements, entities are reminded of the general requirement to provide information about judgments and estimates made in preparing the financial statements.

The entry into force of this interpretation has not had any significant impact on the consolidated financial statements of the Group.

(vi) Annual improvements to the IFRS (2015 - 2017 Cycle) -

The following improvements were completed in December 2017:

-	IFRS 3 “Business Combinations” - clarified that obtaining control of a business that is a joint operation is a business combination achieved in stages.
-	IFRS 11 “Joint Arragements” - clarified that the party obtaining joint control of a business that is a joint operation should not measure again its previously held interest in the joint operation.
-

IAS 12 “Income taxes” - clarified that the income tax consequences of dividends on financial instruments classified as equity should be recognized according to where the past transactions or events that generated distributable profits were recognized.

-	IAS 23 “Borrowing costs” - clarified that if a specific borrowing remains outstanding after the related qualifying asset is ready for its intended use or sale, it becomes part of general borrowings.

The modifications indicated above, except IFRS 16, had no impact on the amounts recognized in previous or current periods and are not expected to significantly affect future periods.

The Group have applied the following standards and modifications for first time for its annual report that have started on January 1, 2018:

(vii) IFRS 9 “Financial Instruments” -

In July 2014, the IASB issued the complete version of IFRS 9, which combines the phases of classification and measurement, impairment and hedging accounting to replace IAS 39 “Financial instruments: Measurement and Recognition”.

IFRS 9 establishes three categories of classification and measurement for financial assets: amortized cost, fair value through other comprehensive income and fair value through profit or loss. This classification is used by the entity’s business model to manage the financial assets and the characteristics of the contractual cash flows of the financial assets.

With respect to financial liabilities, the majority of classification and measurement requirements included in IFRS 9 are similar to those in IAS 39.

IFRS 9 introduces a new impairment model based on expected credit losses involving three stages approach whereby financial assets go through these stages when their credit quality changes. This model differs significantly from the model under IAS 39 related to credit losses incurred, which results in the early recognition of credit losses.

In addition, the current model of hedge accounting according to IFRS 9 simplifies hedge accounting, aligns the accounting of the hedging relationships more closely with the risk management activities of an entity and permits hedge accounting to be applied more widely to a greater variety of hedging instruments and risks suitable for hedge accounting.

The new classification, measurement and impairment requirements were applied adjusting our consolidated statement of financial position at January 1, 2018, date of initial application, without restating the financial information for the comparative period, as permitted by the aforementioned accounting standard.

The initial recognition and subsequent measurement are explained in Note 3(f) and the determination of impairment is explained in Note 3(i).

-	Classification and measurement of the financial instruments

The following table presents the measurement categories and the carrying value of the financial instruments under IAS 39 and IFRS 9 as of January 1, 2018:

	IAS 39		IFRS 9
		Carrying		Carrying
Financial assets	Category	amount	Category	amount
		S/(000)		S/(000)

Cash and due from banks	Loans and receivables	23,221,987	Amortized cost	23,221,987

Cash collateral, reverse repurchase agreements and securities borrowings	Loans and receivables	7,480,420	Amortized cost	7,480,420

Investments	At fair value through profit or loss	4,024,737	At fair value through profit or loss	5,613,356

	Available-for-sale	24,423,891	At fair value through other comprehensive income (Debt instruments)	22,181,733
			At fair value through other comprehensive income (Designated equity instruments)	653,539

	Held-to-maturity	4,413,373	Amortized cost	4,411,637

Loans, net	Loans and receivables	95,977,277	Amortized cost	95,770,509

Financial assets designated at fair value through profit or loss	At fair value through profit or loss (Designated upon initial recognition)	537,685	At fair value through profit or loss (Designated upon initial recognition)	537,685

Premiums and other policies receivable	Loans and receivables	656,829	Amortized cost	649,135

Accounts receivable from reinsurers and coinsurers	Loans and receivables	715,695	Amortized cost	715,553

Due from customers on acceptances	Loans and receivables	532,034	Amortized cost	532,034

Derivatives receivable	At fair value for trading or for hedging purposes	701,826	At fair value for trading or for hedging purposes	701,826

Other assets	Loans and receivables	1,759,125	Amortized cost	1,759,125

	Total financial assets	164,444,879		164,228,539

Financial liabilities

Liabilities	Amortized cost	130,842,331	Amortized cost	130,956,515

Liabilities	At fair value	8,791,390	At fair value	8,791,390

	Total financial liabilities	139,633,721		139,747,905

-	Reconciliation of balances of the statement of financial position from IAS 39 to IFRS 9 at January 1, 2018

The following table presents the detail of the reconciliation of balances of financial assets under IAS 39 to IFRS 9, distinguishing between the impacts due to category change and impairment remeasurement:

		Change of	Impairment
Financial assets	IAS 39	category	remeasurement	IFRS 9
	S/(000)	S/(000)	S/(000)	S/(000)

Cash and due from banks	23,221,987	—	—	23,221,987

Cash collateral, reverse repurchase agreements and securities borrowings	7,480,420	—	—	7,480,420

Investments:
At fair value through profit or loss :
Opening balance under IAS 39	4,024,737
Addition: From investments available for sale (*)		1,588,619
Closing balance under IFRS 9				5,613,356

At fair value through other comprehensive income (debt):
Opening balance under IAS 39	—
Addition: From investments available for sale		22,181,733
Closing balance under IFRS 9				22,181,733

At fair value through other comprehensive income (Designated equity instruments)	—	653,539	—	653,539

Available for sale:
Opening balance under IAS 39	24,423,891
Subtraction: Reclassification to investments at fair value through profit or loss (*)		(1,588,619)
Subtraction: Reclassification to investments at fair value through other comprehensive income (debt)		(22,181,733)
Subtraction: Reclassification to investments at fair value through other comprehensive income (Designated - equity)		(653,539)
Closing balance under IFRS 9				—

Amortized cost:
Opening balance under IAS 39	—
Addition: From investments held-to-maturity (IAS 39)		4,413,373
Remeasurement: Expected loss (IFRS 9)			(1,736)
Closing balance under IFRS 9				4,411,637

Held-to-maturity:
Opening balance under IAS 39	4,413,373
Subtraction: Reclassification to investments at amortized cost		(4,413,373)
Closing balance under IFRS 9				—

Loans, net	95,977,277	—	(206,768)	95,770,509

Financial assets designated at fair value through profit or loss	537,685	—	—	537,685

Premiums and other policies receivable	656,829	—	(7,694)	649,135

Accounts receivable from reinsurers and coinsurers	715,695	—	(142)	715,553

Due from customers on acceptances	532,034	—	—	532,034

Derivative receivables	701,826	—	—	701,826

Other assets	1,759,125	—	—	1,759,125
Total	164,444,879	—	(216,340)	164,228,539

(*)The combined application of the tests regarding the characteristics of the contractual cash flows and business models at January 1, 2018, resulted in certain investments classified as “Available for sale” under IAS 39, having to be reclassified in the category “At fair value through profit of loss” under IFRS 9. These financial assets maintained unrealized gains in the statement of changes in equity, net of income tax, of approximately S/314.4 million in the item “Net unrealized gains (losses)”, which were reclassified to the item “Retained earnings”.

The classification and measurement of the financial liabilities have not had changes due to the application of IFRS 9, except for the provision of credit loss for indirect loans which required an additional provision of S/114.2 million.

-	Reconciliation of the balances of the provision for impairment under IAS 39 and IFRS 9 as of January 1, 2018:

		Impairment
	IAS 39	remeasurement	IFRS 9
	S/(000)	S/(000)	S/(000)
Financial asset:
Investment at amortized cost	—	1,736	1,736
Loans	4,500,498	206,768	4,707,266
Premiums and other policies receivable	12,255	7,694	19,949
Accounts receivable from reinsurers and coinsurers	8,715	142	8,857
Total financial assets	4,521,468	216,340	4,737,808

Financial liabilities:
Provision for credit losses on indirect loans	442,510	114,184	556,694
Total financial liabilities	442,510	114,184	556,694

Also, a provision for investments at fair value through other comprehensive income for approximately S/48.8 million was recorded in the account “Net unrealized gains (losses)” in consolidated statement of changes in equity.

(viii) IFRS 15 “Revenue from contracts with customers”
(ix) Amendments to IFRS 2: Classification and measurement of share-based payment
(x) Annual improvements to the IFRS (2014 - 2016 Cycle)
(xi) Amendments to IAS 40: “Transfers of Investment Property”

The modifications indicated previously, except of IFRS 9, had no significant impact on the amounts recorded until December 31, 2017 and not affected significantly the period of 2018, except of IFRS 9.

a.1)Changes in accounting policies -

As of December 31, 2018, the technical reserves for premiums corresponding to income were determined as the present value of the future cash flows estimated by these contracts, using the rate of return on investments calculated at the time of purchase of said financial assets , that is, a historical rate was used as the discount rate.

In 2019, the Group adopted the following changes regarding the valuation and recognition of mathematical income reserves:

-	Change of criteria in the discount rates used, and thus reflect the effect of market interest rates in the measurement of insurance liabilities,
-

Because the financial assets that have a direct effect on the annuities are measured at fair value through other comprehensive income, it was decided to recognize in the consolidated statement of comprehensive income the proportion corresponding to the annuities of the unrealized results that generate the assets and that have a direct effect on said annuities.

These situations were treated as a change in accounting policies in accordance with the provisions of IFRS 4 - Insurance Contracts.

These changes in accounting policy generated a greater income reserve amounting to S/666.6 million, which was recognized in the consolidated statement of comprehensive income for the year, under the heading Insurance reserves of the consolidated statement of changes in equity, considering that the effect was not material in previous years, in accordance with the provisions of IAS 8 - Accounting Policies, Changes in Accounting Estimates and Errors.

b)    Basis of consolidation -

Investment in subsidiaries -

The consolidated financial statements comprise the financial statements of Credicorp and its Subsidiaries for all the years presented.

Under IFRS 10 all entities over which the Group has control are subsidiaries. Control is achieved when the Group is exposed, or has rights, to variable returns from its involvement with the investee and has the ability to affect those returns through its power over the investee. Specifically, the Group controls an investee if and only if the Group has:

-	Power over the investee (i.e. existing rights that give it the current ability to direct the relevant activities of the investee),
-	Exposure, or rights, to variable returns from its involvement with the investee, and
-	The ability to use its power over the investee to affect its returns.

Generally, there is a presumption that a majority of voting rights results in control. To support this presumption and when the Group has less than a majority of the voting or similar rights of an investee, the Group considers all relevant facts and circumstances in assessing whether it has power over an investee, including:

-	The contractual arrangement with the other vote holders of the investee.
-	Rights arising from other contractual arrangements.
-	The Group’s voting rights and potential voting rights.

The Group assesses whether or not it controls an investee if the facts and circumstances indicate that there are changes in any of the elements of control. Consolidation of a subsidiary begins when the Group obtains control over the subsidiary and ceases when the Group loses control of the subsidiary. The consolidated financial statements include assets, liabilities, income and expenses of Credicorp and its subsidiaries.

Profit or loss for the period and each component of the other comprehensive income (OCI) are attributed to the equity holders of the parent of the Group and to the non-controlling interest, even if this results in the non-controlling interest with a negative balance. When necessary, adjustments are made to the financial statements of subsidiaries to bring their accounting policies into line with the Group’s accounting policies.

All intra-group assets and liabilities, equity, income, expenses and cash flows relating to transactions between members of the Group are eliminated in full on consolidation.

Assets in custody or managed by the Group, such as investment funds and private pension funds (AFP funds) and others, are not part of the Group’s consolidated financial statements, Note 3(ab).

Transactions with non-controlling interest -

A change in the ownership interest of a subsidiary, without a loss of control, is accounted for as an equity transaction and any resulting difference between the price paid and the price for which non-controlling interests are adjusted is recognized directly in the consolidated statement of changes in net equity.

The Group does not record any additional goodwill after the purchase of the non-controlling interest, nor does it recognize a gain or loss from the sale of the non-controlling interest.

Loss of control -

If the Group loses control over a subsidiary, it derecognizes the carrying amount of the related assets (including goodwill) and liabilities, non-controlling interest and other components of equity, while any resultant gain or loss is recognized in profit or loss. Any residual investment retained is recognized at fair value.

Investments in associates -

An associate is an entity over which the Group has significant influence. Significant influence is the power to participate in the financial and operating policy decisions of the entity, but without exercising control over said policies.

The Group’s investments in its associates are recognized initially at cost and are subsequently accounted for using the equity method. They are included in “Other assets” in the consolidated statement of financial position; the returns resulting from the use of the equity method of accounting are included in “Net gain on securities” of the consolidated statement of income.

At December 31, 2019 and 2018, the following entities comprise the Group (the individual or consolidated figures of their financial statements are presented in accordance with IFRS and before eliminations for consolidation purposes, except for the elimination of Credicorp’s treasury shares and its related dividends):

		Percentage of
	Activity and country of	interest (direct
Entity	incorporation	and indirect)		Assets		Liabilities		Equity		Net income (loss)
		2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
		%	%	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)
Grupo Crédito S.A. and Subsidiaries (i)	Holding, Peru	100.00	100.00	165,072,249	156,578,928	142,514,228	136,996,483	22,558,021	19,582,445	3,638,334	2,544,847
Pacífico Compañía de Seguros y Reaseguros S.A. and Subsidiaries (ii)	Insurance, Peru	98.79	98.79	13,783,515	12,222,763	10,963,533	9,590,768	2,819,982	2,631,995	381,492	353,292
Atlantic Security Holding Corporation and Subsidiaries (iii)	Capital Markets, Cayman Islands	100.00	100.00	6,076,928	6,607,494	4,986,657	5,395,262	1,090,271	1,212,232	601,629	351,425
Credicorp Capital Ltd. and Subsidiaries (iv)	Capital Markets and asset management, Bermuda	100.00	100.00	4,807,905	3,393,325	3,832,287	2,695,499	975,618	697,826	41,634	35,191
CCR Inc.(v)	Special purpose Entity, Bahamas	100.00	100.00	386,146	543,113	385,253	543,896	893	(783)	1,676	2,179

(i)

The main activity of Grupo Crédito is to invest in shares listed in the Peruvian-Stock Exchange and in unlisted shares of Peruvian companies. Below, we present the individual or consolidated figures of their financial statements are presented in accordance with IFRS and before eliminations for consolidation purposes:

	Activity	Percentage of
	and	interest
	country of	(direct and indirect)		Assets		Liabilities		Equity		Net income (loss)
Entity	incorporation	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
		%	%	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)
Banco de Crédito del Perú and Subsidiaries (a)	Banking, Peru	97.71	97.71	152,426,848	144,768,951	133,456,760	127,683,654	18,970,088	17,085,297	3,641,935	3,391,015
Inversiones Credicorp Bolivia S.A. and Subsidiaries (b)	Banking, Bolivia	99.96	99.96	10,552,154	10,020,148	9,773,372	9,239,568	778,782	780,580	94,666	99,402
Prima AFP (c)	Private pension fund administrator, Peru	100.00	100.00	982,591	874,649	284,643	241,307	697,948	633,342	196,590	139,586
Krealo SpA and Subsidiaries (d)	Holding, Chile	100.00	—	72,847	—	41,765	—	31,082	—	(6,476)	—

a)

BCP was established in 1889 and its activities are regulated by the Superintendency of Banks, Insurance and Pension Funds -Perú (the authority that regulates banking, insurance and pension funds activities in Perú, hereinafter “the SBS").

Its main Subsidiary is Mibanco, Banco de la Microempresa S.A. (hereinafter “MiBanco”), a banking entity in Peru oriented towards the micro and small business sector. At December 31, 2019, the assets, liabilities, equity and net income of Mibanco amount to approximately S/13,741.7 million, S/11,655.7 million, S/2,086.0 million and S/401.0 million, respectively (S/13,220.3 million, S/11,321.8 million, S/1,898.5 million, and S/462.1 million, respectively at December 31, 2018).

b)Inversiones Credicorp Bolivia S.A. (hereinafter  “ICBSA”) was established in February 2013 and its objective is to make capital investments for its own account or for the account of third parties in companies and other entities providing financial services, exercising or determining the management, administration, control and representation thereof, both nationally and abroad, for which it can invest in capital markets, insurance, asset management, pension funds and other related financial and/or stock exchange products.

Its principal Subsidiary is Banco de Crédito de Bolivia (hereinafter “BCB”), a commercial bank which operates in Bolivia. At December 31, 2019, the assets, liabilities, equity and net profit of BCB were approximately S/10,480.9 million, S/9,743.9 million, S/737.0 million and S/79.0 million, respectively (S/9,956.9 million, S/ 9,265.8 million, S/691.1 million and S/78.3 million, respectively at December 31, 2018).

c)Prima AFP is a private pension fund and its activities are regulated by the SBS.

d)Krealo SpA (hereinafter “Krealo") was established in January 2019; and is oriented to make capital investments outside the country. On July 1, 2019, Krealo acquired Tenpo SpA and Multicaja Prepago S.A.

(ii)

Pacífico Seguros is an entity regulated by the SBS and its activities comprise the contracting and management of all types of general risk and life insurance, reinsurance and property investment and financial operations. Its Subsidiaries are Crediseguro Seguros Personales and Crediseguro Seguros Generales, and it has Pacífico EPS as an associate, which are dynamic participants in the business of multiple and health insurance, respectively.

(iii)

Its most important Subsidiary is Atlantic Security Bank (ASB), which is incorporated in the Cayman Islands and operates through branches and offices in Grand Cayman and the Republic of Panama; its main activities are private and institutional banking services and trustee administration, mainly for BCP’s Peruvian customers.

(iv)

Credicorp Capital Ltd. was formed in 2012, and its main subsidiaries are Credicorp Capital Holding Peru (owner of Credicorp Capital Perú S.A.A.), Credicorp Holding Colombia (owner of Credicorp Capital Colombia, Ultraserfinco S.A. and Banco Compartir S.A.), and Credicorp Capital Holding Chile (owner of Credicorp Capital Chile), which carry out their activities in Peru, Colombia and Chile, respectively. We present below the consolidated financial statements in accordance with IFRS and before eliminations for consolidation purposes:

	Percentage of
	interest (direct
Entity	and indirect)		Assets		Liabilities		Equity		Net income (loss)
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
	%	%	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)

Credicorp Holding Colombia S.A.S. and Subsidiaries (a)	100.00	100.00	3,400,683	2,037,411	2,692,520	1,761,112	708,163	276,299	22,964	19,945
Credicorp Capital Holding Chile and Subsidiaries (b)	100.00	100.00	1,161,991	933,822	1,017,072	762,192	144,919	171,630	(5,222)	(36,663)
Credicorp Capital Holding Perú S.A. and Subsidiaries (c)	100.00	100.00	228,421	339,220	114,913	141,943	113,508	197,277	24,452	42,684

a)Credicorp Holding Colombia was incorporated in Colombia on March 5, 2012, and its main purpose is the administration, management and increase of its equity through the promotion of industrial and commercial activity, through investment in other companies or legal persons. Its main subsidiary is Credicorp Capital Colombia S.A.

b)Credicorp Holding Chile was incorporated in Chile on July 18, 2012, and aims to invest for long-term profitable purposes, in corporeal goods (movable and immovable property) and incorporeal, located in Chile or abroad. Its main subsidiary is Credicorp Capital Chile S.A.

c)Credicorp Capital Holding Perú S.A. was incorporated in Peru on October 30, 2014, and aims to be the Peruvian holding of investment banking. Its main subsidiary Credicorp Capital Perú S.A.A.; which has as its main activity the function of holding shares, participations and transferable securities in general, providing advisory services in corporate and financial matters, and investment in real estate.

(v)

CCR Inc. was incorporated in 2000, its main activity is to manage loans granted to BCP by foreign financial entities, See Note 17(a)(iii). These loans are collateralized by transactions performed by BCP.

c)    Functional, presentation and foreign currency transactions –

(i)	Functional and presentation currency -

Credicorp and its Subsidiaries which operate in Peru consider the sol as their functional and presentation currency since it reflects the nature of the economic events and relevant circumstances for most of the Group´s entities,  given the fact their major transactions and/operations, such as: loans granted, financing obtained, sale of insurance premiums, interests and similar income, interest and similar expenses, as well as a significant percentage of their purchases; they are agreed and settled in soles.

(ii)	Transactions and balances in foreign currency -

Foreign currency transactions are those entered into in currencies other than the functional currency. These transactions are initially recorded by Group entities at the exchange rates of their functional currencies at the transaction dates. Monetary assets and liabilities denominated in foreign currency are adjusted at the exchange rate of the functional currency prevailing at the date of the consolidated statement of financial position.

The differences arising from the exchange rate prevailing at the date of each consolidated statement of financial position presented and the exchange rate initially used in recording transactions are recognized in the consolidated statement of income in the period in which they occur, in “Net gain from exchange differences”. Non-monetary assets and liabilities acquired in foreign currency are recorded at the exchange rate prevailing at the initial transaction date and are not subsequently adjusted.

(iii) Group entities with functional currency other than the presentation currency -

Given that the Group’s entities in Colombia, Chile, Cayman Islands, Panama and Bolivia have a functional currency different from the sol, the balances were translated into Soles for consolidation purposes in accordance with IAS 21, “The Effects of Changes in Foreign Exchange Rates” as follows:

-Assets and liabilities, at the closing rate prevailing at the date of each consolidated statement of financial position.

-Income and expense, at the average exchange rate for each month of the year.

All resulting exchange differences were recognized within “Exchange differences on translation of foreign operations” in the consolidated statement of comprehensive income.

d)    Recognition of income and expenses from banking activities –

Effective interest rate method:

Interest income is recorded using the effective interest rate (EIR) method for all financial instruments measured at amortized cost and at fair value through other comprehensive income. Interest expenses corresponding to liabilities measured at amortized cost are also recorded using the EIR.

The EIR is the rate that exactly discounts future cash flows that are estimated to be paid or received during the life of the instrument or a shorter period, if appropriate, to the gross carrying amount of the financial asset or financial liability. The EIR (and, therefore, the amortized cost of the financial asset or liability) is calculated taking into account any discount, premium and transaction costs that are an integral part of the effective interest rate of the financial instrument, but the expected credit loss are not included.

Interest income and expenses:

The Group calculates interest income by applying the EIR to the gross carrying amount of those financial assets that are not impaired.

When a financial asset becomes impaired and, therefore, is considered in Stage 3 (as set out in Note 3(i) impairment of financial assets), the Group calculates interest income by applying the interest rate effective at the carrying amount of the asset, net of its provision for credit loss. If the evidence that the criteria for the recognition of the financial asset in Stage 3 are no longer met, the Group recalculates interest income in gross terms.

Interest income and expenses accrued from all financial instruments that generate interest, including those related to financial instruments carried at fair value through profit or loss, are recorded under the heading “Interest and similar income” and “Interest and similar expenses” of the consolidated statement of income.

Dividends:

Dividends are recorded as income when they are declared.

Commissions and fees:

Commission income (which is not an integral part of the EIR) and fees are recorded as they accrue. Commissions and fees include, among others, the commission charged for the banking service in general such as account maintenance, shipping, transfers, loan syndication fees and contingent credit fees.

Other income and expenses:

All other income and expenses are recorded in the period in which the performance obligation is satisfied.

e)    Insurance activities -

Product classification:

Insurance contracts are those contracts when the Group (the insurer) has accepted a significant insurance risk from another party (the policyholder) by agreeing to compensate the policyholder if a specified uncertain future event (the insured event) adversely affects the policyholder. This definition also includes reinsurance contracts that the Group holds.

Once a contract has been classified as an insurance contract, it remains an insurance contract for the remainder of its lifetime, even if the insurance risk reduces significantly during this period, unless all rights and obligations are extinguished or expire.

Life insurance contracts offered by the Group include retirement, disability and survival insurance, annuities and individual life which includes Investment Link insurance contracts. The non-life insurance contracts issued by the Group mainly include automobile, fire and allied lines, technical branches and healthcare.

Reinsurance:

The Group cedes insurance risk in the normal course of its operations for most of its businesses. Reinsurance assets represent balances due from reinsurance companies. Reinsurance ceded is placed on both a proportional and non-proportional basis.

Amounts recoverable from reinsurers are estimated in a manner consistent with the outstanding claims reserve or settled claims and ceded premiums, associated with the ceded policies and in accordance with the related reinsurance contracts.

Reinsurance assets are reviewed for impairment at each reporting date of the consolidated statement of financial position or more frequently when an indication of impairment arises during the reporting year. Impairment occurs when there is objective evidence as a result of an event that occurred after initial recognition of the reinsurance asset that the Group may not receive all outstanding amounts due under the terms of the contract and the event has a reliably measurable impact on the amounts that the Group will receive from the reinsurer. The impairment loss is recorded in the consolidated statement of income.

Ceded reinsurance arrangements do not relieve the Group from its obligations to policyholders.

The Group also assumes reinsurance risk in the normal course of business for non-life insurance contracts when applicable. Premiums and claims on assumed reinsurance are recognized as revenue or expenses in the same manner as they would be if the reinsurance were considered direct business, taking into account the classification of the reinsured insurance contract.

Reinsurance liabilities represent balances due to reinsurance companies. Amounts payable are estimated in a manner consistent with the related reinsurance contract.

Premiums and claims are presented as gross amounts for reinsurance ceded. Reinsurance assets or liabilities are written off when contractual rights are terminated or expire or when the contract is transferred to a third party.

Reinsurance contracts that do not transfer significant insurance risk are not material to the insurance segment.

Insurance receivables:

Insurance receivables are recognized when they are enforceable and measured on initial recognition at the fair value of the consideration received or receivable. Subsequent to initial recognition, insurance receivables are measured at amortized cost.

As of December 31, 2019 and 2018 the carrying amount of the insurance receivables is similar to their fair value due to their short term. The carrying value of insurance receivables is reviewed for impairment whenever events or circumstances indicate that the carrying amount may not be recoverable. The impairment loss is recorded in the consolidated statement of income. Insurance receivables are derecognized when the de-recognition criteria for financial assets, as described in Note 3(g), have been met.

“Investment Link” assets:

“Investment Link” assets represent financial instruments held for purposes of funding a group of life insurance contracts and for which investment gains and losses are allocated directly to the policyholders who bear the investment and reinvestment risk. Each account has specific characteristics and the assets are carried at fair value. The balances of each account are legally segregated and are not subject to claims that arise out of any other business of the Group. The liabilities linked to these contracts are equal in amount to the assets that support them, net of the commissions that the Group charges for the management of these contracts.

Deferred acquisition costs (DAC):

These comprise the direct costs that originate with and are related to traditional life and Investment Link insurance contracts, which are deferred; all other acquisition costs are recognized as an expense when incurred. The direct acquisition costs comprise primarily agent commissions corresponding to the underwriting and policy issuance costs.

Subsequent to initial recognition, these costs are amortized on a straight line basis based on the average expiration period of the related insurance contracts. Amortization is recorded in the consolidated statement of income.

DAC for general insurance and health products are amortized over the period in which the related revenues are earned.

DAC are derecognized when the related contracts are either settled or disposed of.

An impairment review is performed at the date of the consolidated statement of financial position or more frequently when an indication of impairment arises. When the recoverable amounts are less than the carrying value an impairment loss is recognized in the consolidated statement of income. DAC is also considered in the liability adequacy test for each reporting period.

Reinsurance commissions:

Commissions on reinsurance contracts for ceded premiums are amortized on a straight line basis over the term of the coverage of the related insurance contract.

Insurance contract liabilities:

(i)	Life insurance contract liabilities -

Life insurance liabilities are recognized when contracts are entered into.

The technical reserves maintained by the Group include the reserves of all of the business lines, comprising both the mathematical reserves and those of ongoing risk, as well as the reserves for outstanding claims, settled claims, claim settlement costs, claims incurred but not reported, as applicable to each line.

Due to the nature of the business, the mathematical reserves of the pension lines represent the main part of the Group’s reserves, with the line of Life Annuities as the major source of reserves due to the important volume of premiums and as a result of having only single premiums. In order to determine the reserves of this business, the discounted present value of the expected future pensions, calculated on the basis of mortality tables and interest rates. Those are based on the asset portfolio which supports the liabilities. Additionally, the constituted reserves include the amount required to cover the maintenance expenses related to the administration of the payment of future pensions.

The mathematical reserves of the income lines are determined by the sum of the value discounted from future expected pensions to be paid during a defined period or not defined, calculated on the basis of the current mortality and morbidity tables, and the market discount interest rates of the investment portfolio. During the year 2018, the Group adopted new mortality tables that reflect recent changes in the life expectancy.

The Group also uses discount rates in measuring annuities, in order to reflect the market value in the measurement of insurance liabilities, as follows:

-Until December 31, 2018, the Group used the average purchase interest rate of the portfolio of its financial assets  grouped by currency (historical rates).

-As of December 31, 2019, the Group uses the average market rate of the portfolio of its financial assets grouped by currency (market rates).

Also, given that the financial assets that have a direct effect on the annuities are measured at fair value through other comprehensive income, the Group modified the recognition of its annuities with the aim of recognizing in the consolidated statement of comprehensive income the proportion that corresponds to annuities, of the unrealized results generated by the assets and that have a direct effect in said annuities.

On the other hand, in the Individual Life business the Group offers some products which are only risk related and others of risk and savings, the latter being those which comprise the highest percentage of reserves of the line. Risk and savings products can be differentiated between those with a guaranteed interest rate and others without guaranteed interest, the reserve for the first group being equal to the balance of the policy accounts plus the unaccredited surplus interest, and for the second group it is equal to the balance of the policy accounts. Said accounts are established with the premiums collected, tax deductions, expenses and costs of insurance and the accreditation of interest based on the yield of the portfolio which supports said reserves.

Life insurance claims reserves include reserves for reported claims and the estimates of the incurred claims buy not reported (IBNR) to the Group. At December 31, 2019 and 2018, reserves for claims occurred and not reported were determined on the basis of the Chain Ladder methodology (a generally accepted actuarial method), whereby the weighted average of past claim development is projected into the future; this projection is based on the ratios of occurrence of accumulated past claims. At December 31, 2019 the adjustments to the liabilities at each reporting date of the consolidated statement of financial position are recorded in the consolidated statement of income (due to the effects of the variations in the mortality tables) and in the consolidated statement of comprehensive income (due to the effect of the discount rate), both effects are included in the consolidated statement of income at December 31, 2018. The liability is derecognized when the contract expires, is discharged or is cancelled.

At each reporting date, an evaluation is carried out as to whether the life insurance liabilities are adequate, net of the related DAC, by means of a liability adequacy test as established by IFRS 4. At December 31, of 2019 and 2018, the Group’s Management concluded that the liabilities are sufficient and, therefore, they have not recognized any additional liability for life insurance contracts.

(ii)	Non-life insurance contract liabilities (which comprise general and healthcare insurance) -

Non-life insurance contract liabilities are recognized when contracts are entered into.

Claims reserves are based on the last estimated cost of all claims incurred but not settled at the date of the consolidated statement of financial position, whether reported or not, together with related claim handling costs and the expected reduction in value of salvage and other recoveries. Delays can be experienced in the notification and settlement of certain types of claims, therefore their ultimate cost cannot be known with certainty at the date of the consolidated statement of financial position.

Claims occurred but not reported are estimated and included in the provision (liabilities). IBNR reserves are determined on the basis of the Bornhuetter - Ferguson methodology - BF (a generally accepted actuarial method), which considers a statistical analysis of the recorded loss history, the use of projection methods and, when appropriate, qualitative factors that reflect present conditions or trends that could affect the historical data. No provision for equalization or catastrophe reserves is recognized. The liabilities are derecognized when the contract expires, is discharged or is cancelled.

Technical reserves for non-life insurance contracts comprise the provision for unearned premiums which represents premiums received for risks that have not yet expired. Generally, the reserve is liberated during the term of the contract and is recognized as premium income.

At each reporting date the Group reviews the risk from outstanding claims and an existing liability adequacy test as laid out under IFRS 4, to determine whether there is any overall excess of expected claims over unearned premiums. If these estimates show that the carrying amount of the unearned premiums is inadequate, the deficiency is recognized in the consolidated statement of income by setting up a provision for liability adequacy. At December 31, 2019 and 2018, Management determined that the liabilities were adequate; therefore, it has not recorded any additional liabilities for non-life insurance contracts.

Income recognition:

(i) Gross premiums -

Life insurance contracts -

Gross premiums on life contracts are recognized as revenue when due from the policyholder. For single premium business, revenue is recognized on the date on which the policy is effective.

Non-life insurance contracts -

Gross non-life insurance direct and assumed premiums comprise the total premiums written and are recognized on the date of issue of the policy as a receivable. At the same time, a reserve is recorded for unearned premiums which represent premiums for risks that have not yet expired. Unearned premiums are recognized as income over the contract period which is also the coverage and risk period.

(ii) Fees and commission income -

Investment Link insurance contract policyholders remunerate the Group for policy administration services, investment management services, surrenders and other contract fees. These fees are recognized as revenue in the consolidated statement of income in the period in which the services are provided.

Recognition of benefits, claims and expenses:

(i) Benefits and claims -

The benefits and claims for life insurance contracts include the cost of all claims arising during the year including internal and external claim handling costs that are directly related to the processing and settlement of claims. Death, survival and disability claims are recorded on the basis of notifications received. Pension payments are recorded when they accrue.

General and health insurance claims include all claims occurring during the year, whether reported or not, internal and external claim handling costs that are directly related to the processing and settlement of claims, a reduction for the value of salvage and other recoveries, and any adjustment to claims outstanding from previous years.

(ii) Ceded premiums -

Comprise the total premiums payable for the coverage of the insurance contracts and are recognized on the date on which the validity of the insurance policy commences. Unearned ceded premiums are deferred over the term of the underlying insurance contract.

(iii) Reinsurance claims -

Reinsurance claims are recognized when the related gross insurance claim is recognized according to the terms of the relevant contract.

f)    Financial instruments: Initial recognition and subsequent measurement -

A financial instrument is any agreement that originates a financial asset of one entity and a financial liability or equity instrument of another entity.

The Group determined the classification of its financial instruments at the date of initial recognition.

All the financial instruments are initially recognized at fair value plus the incremental costs related to the transaction that are directly attributable to the purchase or issue of the instrument, except in the case of financial assets or liabilities carried at fair value through profit or loss.

The purchases or sales of financial assets that require the delivery of the assets within a term established according to market regulations or conventions (regular market terms) are recognized on the negotiation date, in other words, the date in which the Group commits to purchase or sell the asset.

Policy applicable from January 1, 2018 -

At December 31, 2019 and 2018, the Group classified the financial assets in one of the categories defined by IFRS 9: financial assets at fair value through profit or loss, at fair value though other comprehensive income and at amortized cost, based on:

-The business model for managing the financial assets and

-The characteristics of the contractual cash flows of the financial asset.

Business model -

Represents how the financial assets are managed to generate cash flows and it does not depend on the Management’s intention with regard to an individual instrument. Financial assets can be managed for the purpose of: i) obtaining contractual cash flows; ii) obtaining contractual cash flows and sale; or iii) others. In order to evaluate the business models, the Group considers:

-The risks that affect the performance of the business model, and in particular, the way in which these risks are managed.

-How the performance of the business model and the financial assets, held within this business model, are evaluated and informed to the key personnel of the Administration of the Group.

If the cash flows after initial recognition are carried out in a manner other than what is expected by the Group, the classification of the remaining financial assets maintained in this business model is not modified.

When the financial asset is maintained in the business models i) and ii), it requires the application of the “Solely Payments of Principal and Interest” test - “SPPI”.

SPPI Test (Solely Payments of Principal and Interest) –

This test consists in the evaluation of the cash flows generated by a financial instrument in order to verify if the contractual terms of the financial asset give rise on specified dates to cash flows that are solely payments of principal and interest. In order to conform to this concept, the cash flows must solely include the consideration of the time value of money and the credit risk. If the contractual terms introduce risk exposure or cash flow volatility, such as the exposure to changes in the prices of capital instruments or the prices of raw materials, the financial asset is classified at fair value through profit or loss. Hybrid contracts must be evaluated as a whole, including all the integrated characteristics. The accounting of a hybrid contract that contains an embedded derivative is carried out jointly, in other words, the entire instrument is measured at fair value through profit or loss.

(i)	Financial assets at amortized cost -

A financial asset is classified at amortized cost if the following conditions are met:

-	It is held within a business model the objective of which is to maintain the financial asset to obtain the contractual cash flows, and
-	The contractual conditions give rise, on specified dates, to cash flows that are solely payments of the principal and interest.

After their initial recognition, the financial assets of this category are valued at amortized cost, using the effective interest rate method, minus any credit loss provision. The amortized cost is calculated considering any discount or premium incurred in the acquisition and professional fees that constitute an integral part of the effective interest rate. The interests income are included in the item “Interest and similar income” of the consolidated income statement.

Financial assets at amortized cost include direct credits that are recorded when the disbursement of the funds in favor of the clients is carried out, and indirect (contingent) credits that are recorded when the documents that support said credit facilities are issued. Furthermore, the Group considers as refinanced or restructured those credits that, due to difficulties in payment on the part of the debtor, change their payment schedule.

The impairment loss is calculated using the expected loss approach and recognized in the consolidated income statement in the item “Net gain on securities” for investments and in the item “Provision for credit losses on loan portfolio” for loans.

The balance of the financial assets, measured at amortized cost, is presented net of the provision for credit losses in the consolidated statement of financial position.

The accounting treatment of repurchase and reverse repurchase agreements and securities lending and borrowing is explained in Note 3(f)(ix).

(ii)	Financial assets at fair value through other comprehensive income –

The financial assets that the Group maintains in this category are : a) investments in debt instruments, and b) investments in equity instruments, not for trading, irrevocably designated at initial recognition.

Investments in debt instruments -

A financial asset is classified and measured at fair value through other comprehensive income when the following conditions are followed:

-	The financial asset is maintained within a business model whose objective is achieved by both collecting contractual cash flows and selling financial assets, and
-	The contractual conditions give rise, on specified dates, to cash flows that are solely payments of principal and interest.

After their initial recognition, investments in debt instruments are measured at fair value, recording the unrealized gains and losses in the consolidated statement of comprehensive income, net of their corresponding income tax and non-controlling interest, until the investment is sold; upon which the accumulated profit or loss is recognized in the item “Net gain on securities” of the consolidated statement of income.

Interest is recognized in the consolidated statement of income in the item “Interest and similar income” and it is reported as interest income using the effective interest rate method.

When a debt instrument is designated in a fair value hedging relationship, any change in the fair value due to changes in the hedged risk is recognized in the item “Interest and similar income” of the consolidated statement of income.

The gains or losses due to exchange differences related to the amortized cost of the debt instrument are recognized in the consolidated statement of income, and those related to the difference between the amortized cost and the fair value are recognized as part of the unrealized gain or loss in the consolidated statement of comprehensive income.

The estimated fair value of the investments in debt instruments is mainly determined based on quotations or, in their absence, based on the discounted cash flows using market rates in accordance with the credit quality and the maturity term of the investment.

The impairment loss of investments in debt instruments is calculated using the expected loss approach and is recognized in the consolidated statement of comprehensive income, charged to the item “Net gain on securities” of the consolidated statement of income; in this sense, it does not reduce the carrying amount of the financial asset in the consolidated statement of financial position, which is maintained at fair value. The impairment loss recognized in the consolidated statement of comprehensive income is reclassified to the consolidated statement of income when the debt instrument is derecognized.

Investments in equity instruments, not for trading, designated upon initial recognition -

At the moment of their initial recognition, the Group can make an irrevocable choice to present the equity instruments, which are not for trading, but for strategic purposes, in the category “At fair value through other comprehensive income”.

After their initial recognition, the equity investments are measured at fair value, recording the unrealized gains and losses in the consolidated statement of comprehensive income, net of their corresponding income tax and non-controlling interest, until the investment is sold, whereupon the accumulated gain or loss is transferred to the item “Retained earnings” of the consolidated statement of changes in equity; in other words, they are not subsequently reclassified to the consolidated statement of income.

As a result, the equity instruments classified in this category do not require a loss impairment evaluation.

Dividends are recognized when the collection right has been established and they are recorded in the item “Interest and similar income” of the consolidated statement of income.

(iii)	Financial assets at fair value through profit or loss -

Financial assets must be classified and measured at fair value through profit or loss, unless they are classified and measured at “Amortized cost” or “At fair value through other comprehensive income”.

The financial assets that the Group maintains in this category are: a) Investments in debt instruments, b) investments in equity instruments for trading purposes, c) financial assets designated at fair value through profit or loss from their initial recognition, and d) derivative financial instruments for trading purposes.

Debt instruments -

Said instruments are classified in this category since: a) they are maintained for trading purposes, or b) their cash flows are not solely payments of principal and interest.

After their initial recognition they are measured at fair value, recording the changes in the item “Net gain on securities” of the consolidated statement of income. Interests accrued are calculated using the contractual interest rate and recorded in the “Interest and similar income” item of the consolidated statement of income.

Equity instruments -

Equity instruments are classified and measured at fair value through profit or loss, unless an irrevocable choice is made, at the time of initial recognition, to designate them at fair value through other comprehensive income.

After their initial recognition, they are measured at fair value, recording the changes in the item “Net gains on securities” of the consolidated statement of income. The profit from dividends is recorded in the item "Interest and similar income" of consolidated statement of income when the right to payment has been recognized.

Financial assets designated at fair value through profit or loss from initial recognition -

Upon initial recognition, Management can irrevocably designate financial assets as measured at fair value through profit or loss, if doing so eliminates or significantly reduces an incongruence of measurement or recognition that would otherwise arise from the measurement of the assets or liabilities or from the recognition of the profit and losses thereof on different bases.

After initial recognition they are measured at fair value, recording the changes in the consolidated statement of income.

At December 31, 2019 and 2018, the Group classified the financial liabilities upon initial recognition as measured at amortized cost, except in the case of the financial liabilities at fair value through profit or loss. These liabilities include the derivatives measured at fair value.

The interest incurred is accrued in the item “Interest and similar expense” of the consolidated statement of income.

Furthermore, upon initial recognition, Management can irrevocably designate financial liabilities as measured at fair value through profit or loss when one of the following criteria is complied with:

-An incongruence in the measurement is eliminated or significantly reduced, which would otherwise arise from using different criteria to measure assets or liabilities; or

-They are part of a group of financial liabilities, which are managed and their yield is evaluated based on fair value, according to a documented investment strategy or risk management; or

-The financial liability contains one or more embedded derivatives that otherwise significantly modify the required cash flows.

(iv) Reclassification of financial assets and liabilities -

From January 1, 2018, the reclassification of financial assets will always take place as long as when the business model that manages financial assets is changed. We expect this change will be less than frequently. These changes are determined by the Group Management as a result of external or internal changes, which must be necessary for the Group's operations and demonstrable against third parties. Therefore, a change in the Group's business model will take place only when it starts or stop carrying out an activity that is significant for its operations. The financial liabilities are never reclassified.

Policy applicable up to December 31, 2017 -

As of December 31, 2017, the Group classified its financial instruments in one of the categories defined by IAS 39: financial assets and financial liabilities at fair value through profit or loss; loans and receivables; available-for-sale financial investments; held-to-maturity financial investments and other financial liabilities.

The classification of the financial instruments upon their initial recognition depended on the purpose and intention of the Management for which the financial instruments were acquired and their characteristics.

(v) Financial assets and liabilities at fair value through profit or loss -

Financial assets and liabilities at fair value through profit or loss included financial assets and liabilities held for trading and financial assets and liabilities designated at fair value through profit or loss, the designation of which was upon initial recognition and on an instrument by instrument basis. Derivative financial instruments were also categorized as held for trading unless they had been designated as hedging instruments.

A financial asset or liability was classified as held for trading if it was acquired for the purpose of selling or repurchasing in the short term, and is presented in “Investments at fair value through profit or loss” or “Financial liabilities at fair value through profit or loss” in the consolidated statement of financial position.

Interest earned or incurred was accrued in the consolidated statement of income in “Interest and similar income” or “interest and similar expenses”, according to the terms of the contract. Dividend income was recorded when the right to payment was established.

Management could designate an instrument at fair value through profit or loss upon initial recognition if the following criteria were met:

-The designation eliminated or significantly reduced the inconsistent treatment that would otherwise arise from measuring assets or liabilities or recognizing gains or losses generated by them on a different basis; or

-The assets and liabilities were part of a group of financial assets, financial liabilities or both which were managed and evaluated based on the yield on their fair value, in accordance with a documented risk management or investment strategy; or

-A contract contained one or more embedded derivatives which significantly modified the cash flows that might otherwise be required by the contract and their separation was not prohibited by IAS 39. In this case, the entire contract was designated at fair value through profit or loss.

Changes in fair value of a financial asset designated through profit or loss were recorded in the consolidated statement of income.

(vi)	Loans and receivables -

Loans and receivables were non-derivative financial assets with fixed or determinable payments that were not quoted in an active market.

After initial recognition, loans and receivables were measured at amortized cost using the effective interest rate method, less any provision for impairment. Amortized cost was calculated by taking into account any discount or premium on acquisition and fees or costs that were an integral part of the effective interest rate. The effective interest rate amortization was recognized in the consolidated statement of income in “Interest and similar income”. Losses from impairment were recognized in the consolidated statement of income in “Provision for credit losses on loan portfolio”.

Direct loans were recorded when disbursement of funds to the costumers were made. Indirect (off-balance sheet) loans were recorded when documents supporting such facilities were issued. In the same way, the Group considered as refinanced or restructured those loans that changed their payment schedules due to difficulties in the debtor’s ability to repay the loan.

A provision for loan losses was established if there was objective evidence that the Group would not be able to collect all amounts due according to the original contractual terms of the loans. The provision for loan losses was established based on an internal risk classification and considering any guarantees and collaterals received.

(vii) Available-for-sale investments -

Available-for-sale investments included equity investments and debt securities. Equity investments classified as available-for-sale were those that were neither classified as held for trading nor designated at fair value through profit or loss. Debt instruments in this category were those that were intended to be held for an indefinite period of time and that could be sold in response to needs for liquidity or in response to changes in market conditions.

After initial recognition, available-for-sale investments were subsequently measured at fair value with unrealized gains or losses recognized as other comprehensive income in the available-for-sale reserve, net of the corresponding deferred income tax and non-controlling interest, until the investment was sold, at which time the cumulative gain or loss was recognized in the consolidated statement of income in “Net gain on securities”, or was determined to be impaired, at which time the impaired amount was recognized in the consolidated statement of income in “Net gain on securities”, and removed from the reserve of investments available-for-sale.

Interest and similar income earned were recognized in the consolidated statement of income in “Interest and similar income”. Interest earned was reported as interest income using the effective interest rate method and similar income earned were recognized when collection rights were established.

The estimated fair value of the investments available for sale was determined mainly on the basis of quotes or, in the absence of these, on the basis of discounted cash flows using market rates commensurate with the credit quality and maturity of the investment.

The Group evaluated whether its ability and intention to sell its available-for-sale financial assets in the near term were still appropriate. When, in rare circumstances, the Group was unable to trade these financial assets due to inactive markets, the Group could elect to reclassify these financial assets if Management had the ability and intention to hold such assets for the foreseeable future or until maturity.

For a financial asset reclassified from the available-for-sale category, the fair value carrying amount at the date of reclassification became its new amortized cost and any previous gain or loss on the asset that had been recognized in other comprehensive income was amortized to consolidated statement of income over the remaining life of the investment using the effective interest rate.

(viii)	Held-to-maturity investments -

Held-to-maturity investments were non–derivative financial assets with fixed or variable payments and fixed maturities, which Credicorp had the intention and ability to hold to maturity. After initial measurement, held-to-maturity investments were subsequently measured at amortized cost using the effective interest rate less impairment. Amortized cost was calculated by taking into account any discount or premium on acquisition and fees that were an integral part of the effective interest rate. The amortization was included in “Interest and similar income” of the consolidated statement of income. The losses arising from impairment of these investments were recognized in the consolidated statement of income in “Net gain on securities”.

At December 31, 2017, the Group had not recognized any impairment loss on held-to-maturity investments. See policy of impairment of financial assets carried at amortized cost in Note 3(i)(i).

If the Group sold or reclassified a more than insignificant amount of held-to-maturity investments before maturity (other than in certain specific circumstances), the entire category would be tainted and would have to be reclassified as available-for-sale. Furthermore, the Group would be prohibited from classifying any financial asset as held-to-maturity during the following two (2) years.

At December 31, 2017, the Group did not sell or reclassify any of its held-to-maturity investments.

(ix)	Repurchase and reverse repurchase agreements and securities lending and borrowing -

Securities sold under repurchase agreements at a specified future date are not derecognized from the consolidated statement of financial position as the Group retains substantially all of the risks and rewards of ownership. The cash received is recorded as an asset in “Cash and due from banks” and the corresponding obligation to return it is recognized too, including accrued interest, as a liability in “Payables from repurchase agreements and securities lending”, reflecting the transaction’s economic substance as a loan to the Group. The difference between the sale and repurchase price was treated as interest expense and accrued over the life of the agreement using the effective interest rate and was recognized in “Interest and similar expenses” of the consolidated statement of income.

As part of this transaction the Group grants assets as collateral. When the counterparty receives securities and has the right to sell or re-pledge, the Group reclassifies those securities in “Available-for-sale investments pledged as collateral” or “Held-to-maturity investments pledged as collateral”, as appropriate, of the consolidated statement of financial position. Also, when the counterparty receives cash as collateral that will be restricted until the maturity of the contract, the Group reclassifies the cash in “Cash collateral, reverse repurchase agreements and securities borrowings” in the consolidated statement of financial position, which includes accrued interest that is calculated according to the effective interest rate method.

Conversely, securities purchased under reverse repurchase agreements at a specified future date are not recognized in the consolidated statement of financial position. The cash granted is recorded as an outgoing asset in “Cash and due from banks” account and the corresponding right to charge it, including accrued interest, is recorded in “Cash collateral, reverse repurchase agreements and securities borrowing”, reflecting the transaction’s economic substance as a loan granted by the Group. The difference between the purchase and resale price is recorded in “Interest and similar income” of the consolidated statement of income and is accrued over the life of the agreement using the effective interest rate method.

If securities purchased under reverse repurchase agreement are subsequently sold to third parties, the obligation to return the securities is recorded as a short sale in the consolidated statement of financial position as “Financial liabilities at fair value through profit or loss” and measured at fair value, with any gains or losses included in the consolidated statement of income as “Net gain on securities”.

Securities lending and borrowing transactions are usually collateralized by securities. The transfer of the securities to counterparties is only reflected in the consolidated statement of financial position if the risks and rewards of ownership are also transferred.

(x)	Other financial liabilities -

After initial measurement other financial liabilities are subsequently measured at amortized cost using the effective interest rate method. Amortized cost includes any issuance discount or premium and directly attributable transaction costs that are an integral part of the effective interest rate.

g)    De-recognition of financial assets and liabilities -

Financial assets:

A financial asset (or, where applicable, a part of a financial asset or a part of a group of similar financial assets) is derecognized when: (i) the rights to receive cash flows from the asset have expired; or (ii) the Group has transferred its rights to receive cash flows from the asset or has assumed an obligation to pay the received cash flows in full without material delay to a third party under a “pass-through” arrangement; and either the Group has transferred substantially all the risks and rewards of the asset, or the Group has neither transferred nor retained substantially all the risks and rewards of the asset, but has transferred control of the asset.

When the Group has transferred its right to receive cash flows from an asset or has entered into a pass-through arrangement, it evaluates if and to what extent it has retained the risks and rewards of ownership. When it has neither transferred nor retained substantially all of the risks and rewards of the asset, nor transferred control of the asset, the Group continues to recognize the transferred asset to the extent of the Group’s continuing involvement.

In that case, the Group also recognizes the associated liability. The transferred asset and the associated liability are measured on a basis that reflects the rights and obligations that the Group has retained.

Continuing involvement that takes the form of a guarantee over the transferred asset is measured at the lower of (i) the original carrying amount of the asset, and (ii) the maximum amount of consideration that the Group could be required to repay.

Financial liabilities:

A financial liability is derecognized when the obligation under the liability is discharged, cancelled or expires. When an existing financial liability is replaced by another from the same lender on substantially different terms, or the terms of an existing liability are substantially modified, such exchange or modification is treated as a withdrawal of the original liability and the recognition of a new liability; the difference between the carrying amount of the original financial liability and the consideration paid is recognized in the consolidated statement of income.

h)    Offsetting financial instruments -

Financial assets and liabilities are offset and the net amount is reported in the consolidated statement of financial position when there is a legally enforceable right to offset the recognized amounts and Management has the intention to settle on a net basis, or realize the asset and settle the liability simultaneously.

i)    Impairment of financial assets -

Policy applicable from January 1, 2018 -

As of December 31, 2019 and 2018, the Group applies a three-stage approach to measure the provision for credit loss, using an impairment model based on the expected credit losses as established in IFRS 9, for the following categories:

-Financial assets at amortized cost,

-Debt instruments classified as investments at fair value through other comprehensive income, and

-Indirect loans that are presented in off-balance accounts.

The financial assets classified or designated at fair value through profit of loss and the equity instruments designated at fair value through other comprehensive income, are not subject to impairment evaluation.

Financial assets migrate through three stages according to the change in the credit risk from the initial recognition.

Impairment model of expected credit losses -

The calculations of credit losses are products of models with a series of underlying assumptions with regard to the choice of the variable inputs and their interdependencies. The impairment model for expected credit loss reflects the present value of all the cash deficit events related to the events of default, whether (i) during the following twelve months or (ii) during the expected useful life of a financial instrument depending on the impairment of the credit from the beginning. The expected credit loss reflects an unbiased result weighted by probability that considers a range of multiple outcomes based on reasonable and supportable forecasts.

The provisions for credit losses will be measured on each reporting date following a three-stage model of expected credit losses based on the degree of credit impairment from its origin:

-Stage 1: Financial assets whose credit risk has not increased significantly since its initial recognition, a reserve will be recognized for losses equivalent to the credit losses expected to occur from defaults in the following 12 months. For those instruments with a maturity less than 12 months, a probability of default corresponding to the remaining term until maturity is used.

-Stage 2: Financial assets that have presented a significant increase in credit risk compared with initial recognition, but are not considered impaired, a reserve will be recognized for losses equivalent to the credit losses expected to occur during the remaining life of the asset.

-Stage 3: Financial assets with evidence of impairment on the reporting date, a reserve will be recognized for losses equivalent to the expected credit losses during the entire life of the asset. The interest income will be recognized based on the carrying amount of the asset, net of the loss reserve.

Measurement of the expected loss –

The measurement of the expected credit loss is mainly based on the product of probability of default (PD), loss given default (LGD), and exposure at default (EAD), discounted at the reporting date and considering the expected macroeconomic effects and all in accordance with the new regulation.

The details of these statistical parameters are the following:

-PD: is an estimate of the probability of default in a determined time horizon. A default can only occur at a determined moment during the remaining estimated life, if the provision has not been previously derecognized and it is still in the loan portfolio.

-LGD: is an estimate of the loss produced in the case a predetermined value is produced at a given time. It is based on the difference between the contractual cash flows owed and those that the lender would expect to receive, even after the liquidation of any guarantee. Generally, it is expressed as a percentage of the EAD.

-EAD: is an estimate of the exposure on a future default date, which considers the changes expected in the exposure after the reporting date, including the reimbursements of principal and interest, whether programmed by contract or otherwise, and the interest accrued due to default payments.

The fundamental difference between the credit loss considered as Stage 1 and Stage 2 is the PD horizon. The estimates of Stage 1 use a 12‑month horizon, while those situated in Stage 2 use an expected loss calculated with the remaining term of the asset and considers the effect of the significant increase in credit risk. Finally, Stage 3 will estimate the expected loss based on the best estimate (“ELBE”), according to the situation of the collection process of each asset.

Changes from one stage to another –

The classification of an instrument as stage 1 or stage 2 depends on the concept of “significant increase in credit risk” on the reporting date compared with the origination date; in this sense, the definition used considers the following criteria:

-An account is classified in stage 2 if it has more than 30 days in arrears.

-Risk thresholds have been established based on the internal models and based on relative difference thresholds (by portfolio and risk level) in which the instrument was originated.

-The follow-up systems, alerts and monitoring of risk portfolios are integrated, as established by the current risk policy in Wholesale and Retail Banking.

Additionally, all the accounts that are classified as default on the reporting date are considered as stage 3. The significant risk increase evaluations from their initial recognition and of credit impairment are carried out independently on each reporting date. The assets can move in both directions, from one stage to another.

Prospective information -

The measurement of expected credit losses for each stage and the evaluation of significant increases in credit risk must consider information regarding previous events and current conditions, as well as the projections of future events and economic conditions. The estimate of the risk parameters (PD, LGD, EAD), used in the calculation of the provision in stages 1 and 2, included macroeconomic variables that differ between portfolios. These projections have a 3‑year period and, additionally, a long-term projection.

The estimate of expected losses for stages 1, 2 and 3 will be a weighted estimate that considers three future macroeconomic scenarios. The base, optimist and pessimist scenarios are based on macroeconomic projections provided by the internal team of economic studies and approved by Senior Management. This same team also provides the probabilities of occurrence of each scenario. It should be stated, that the design of the scenario is adjusted at least once a year, with the possibility of a greater frequency if required by the surrounding conditions.

Macroeconomic factors -

In its models, the Group bases itself on a wide variety of prospective information such as economic inputs, including: the growth of the gross domestic product (GDP), unemployment rates, the base rates of the central bank, among others. It is possible that the inputs and models used to calculate the expected credit losses do not always capture all the market characteristics on the date of the financial statements. To reflect this, qualitative adjustments or overlays such as temporary adjustments can be carried out using the opinion of experts.

Expected life -

For the instruments in Stage 2 or 3, the reserves for losses will cover the lifetime expected credit losses of the instrument. For the majority of the instruments, the expected life is limited to the remaining term of the product, adjusted by expected advance payments. In the case of revolving products, an analysis was carried out in order to determine the expected life period.

Presentation of allowance for loan losses in the consolidated statement of financial position -

-Financial assets measured at amortized cost: as a deduction from the gross carrying amount of the financial assets;

-Debt instruments measured at fair value through other comprehensive income: it does not recognize any provision in the statement of financial position because the carrying amount of these assets is their fair value; however, the expected credit loss is presented in other comprehensive income;

-Indirect loans: the credit loss provision is presented in the item “Other liabilities” of the statement of financial position.

Policy applicable up to December 31, 2017 -

The Group assessed at the end of each period whether there was any objective evidence that a financial asset or a group of financial assets was impaired. An impairment existed if one or more events that has occurred since the initial recognition of the asset (an incurred “loss event”), had had an impact on the estimated future cash flows of the financial asset or group of financial assets that could be reliably estimated. Evidence of impairment could have included indications that the borrower or a group of borrowers was experiencing significant financial difficulty, default or delinquency in interest or principal payments, the probability of bankruptcy or other legal financial reorganization process and where observable data indicate that there was a measurable decrease in the estimated future cash flows, such as changes in arrears or economic conditions that correlate with defaults.

The criterion used for each category of financial assets was follows:

(i)	Financial assets carried at amortized cost -

For loans, receivables and held-to-maturity investments that were carried at amortized cost, the Group first assessed whether impairment existed individually for financial assets that were individually significant, or collectively for financial assets that were not individually significant. If the Group determined that no objective evidence of impairment existed for an individually assessed financial asset, whether significant or not, it included that asset in a group of financial assets with similar credit risk characteristics and collectively assessed them for impairment. Assets that were individually assessed for impairment and for which an impairment loss was, or continues to be, recognized were not included in a collective assessment of impairment.

The amount of any impairment loss identified was measured as the difference between the asset’s carrying amount and the present value of estimated future cash flows (excluding future expected credit losses that had not yet been incurred).

The carrying amount of the asset was reduced through the use of a provision account and the amount of the loss was recognized in the consolidated statement of income. A loan, together with the respective associated provision, was written off when classified as a loss and was fully provisioned and there was real and verifiable evidence that the loan was irrecoverable and collection efforts had been concluded without success, the impossibility of foreclosures or all collateral had been realized or had been transferred to the Group.

If in any subsequent year, the amount of the estimated impairment loss increased or decreased because of an event occurring after the impairment was recognized, the previously recognized impairment loss was increased or reduced by adjusting the provision account. If in the future a written-off loan was later recovered, the recovery was recognized in the consolidated statement of income, as a credit to “Recovery of written off loans”.

The present value of the estimated future cash flows was discounted at the financial asset’s original effective interest rate. If a loan had a variable interest rate, the discount rate for measuring any impairment loss was the current effective interest rate.

The calculation of the present value of the estimated future cash flows of a collateralized financial asset reflected the cash flows that could have resulted from foreclosure less costs for obtaining and selling the collateral, whether or not foreclosure was probable.

For collective assessment of impairment, financial assets were grouped considering the Group’s internal credit rating system, which considered credit risk characteristics; for example: asset type, industry, geographical location, collateral type and past-due status and other relevant factors.

Future cash flows from a group of financial assets that were collectively evaluated for impairment were estimated on the basis of historical loss experience for assets with similar credit risk characteristics to those in the group. Historical loss experience was adjusted on the basis of current observable data to reflect the effects of current conditions that did not affect the years on which the historical loss experience was based and to remove the effects of conditions in the historical period that did not exist. The methodology and assumptions used were reviewed regularly to reduce any differences between loss estimates and actual loss experience.

(ii)	Available-for-sale investments -

For available-for-sale financial investments, the Group assessed at each date of the consolidated statement of financial position whether there was objective evidence that an investment or a group of investments was impaired.

In the case of equity investments, objective evidence could have included a significant or prolonged decline in their fair value below cost. “Significant” was to be evaluated against the original cost of the investment and “prolonged” against the period in which the fair value had been below its original cost. The determination of what was “significant” or “prolonged” required judgment. In making this judgment, the Group evaluated, among other factors, the duration or extent to which the fair value of an investment was less than its cost.

When there was evidence of impairment, the cumulative loss (measured as the difference between the acquisition cost and the current fair value, less any previously recognized impairment loss) was removed from the available-for-sale investments reserve of the consolidated statement of changes in equity and recognized in the consolidated statement of income. Impairment losses on equity investments were not reversed through the consolidated statement of income; increases in their fair value after impairment were recognized directly in the consolidated statement of comprehensive income.

In the case of debt instruments, impairment was assessed based on the same criteria as financial assets carried at amortized cost. However, the amount recorded for impairment was the cumulative loss measured as the difference between the amortized cost and the current fair value, less any impairment loss on that investment previously recognized in the consolidated statement of income. Future interest income was based on the reduced carrying amount and was accrued using the interest rate used to discount the future cash flows for the purpose of measuring the impairment loss. Interest income was recorded as part of “Interest and similar income” of the consolidated statement of income. If in a subsequent year, the fair value of a debt instrument increases and the increase could be objectively related to an event occurring after the impairment loss was recognized in the consolidated statements of income, the impairment loss was reversed through the consolidated statement of income.

Renegotiated loans -

When a loan is modified, it is not considered as past due but maintained its previous classification as impaired or not impaired. If the debtor complied with the new agreement over the following six months, and an analysis of its payment capacity supported a new improved risk classification, the loan is classified as not impaired. If, subsequent to the loan modification, the debtor failed to comply with the new agreement, it is considered as impaired and past due.

j)    Leases -

Policy aplicable from January 1, 2019 -

As of December 31, 2019, the Group maintains mainly lease premises, used as offices and agencies, and servers and technological platforms, which were recorded in accordance with the provisions of IFRS 16 “Leases”. This standard considers that a contract is, or contains, a lease if the contract transfers the right to control the use of an identified asset for a period of time in exchange for a consideration.

Initial Recognition -

The lease contracts are recorded in the consolidated statement of financial position as a right-of-use asset and a lease liability in the date the leased asset is available for use.

The right-of-use assets are initially recognized at cost including the following:

-The amount of the initial measurement of the lease liability.

-Any lease payment paid to the lessor before the start date or on the same date.

-Direct costs incurred and costs for dismantling or rehabilitation, if any.

Lease liabilities include the present value of fixed payments and variable lease payments that are based on an index or rate. Lease payments that will be made under renewal options with reasonable certainty of being exercised are included in the measurement of the liability.

Lease payments are discounted using the interest rate implicit in the lease, if that rate could be determined easily, or the incremental interest rate by loans of the lesse, which is the interest rate that the lessee would have to pay for borrowing for a term similar, the funds necessary to obtain an asset of similar value asset by the right-of-use in a similar economic environment with similar terms, guarantees and conditions.

In determining the term of the lease, Management considers all the facts and circumstances that create an economic incentive to exercise the extension option, or not to exercise a termination option. Likewise, the estimation of the extension or termination options will be revalued only if an event or changes in the circumstances occur within the control of the entity that affects said estimate.

Subsequent Recognition -

The right-of-use asset is generally depreciated in a straight line during the shortest period of the asset's useful life and the lease term. If the Group is reasonably certain of exercising a purchase option, the right-of-use asset depreciates over the useful life of the underlying asset.

The Group has chosen to measure the asset at cost less depreciation and accumulated impairment loss, and adjusted for any remeasurement of the lease liability. Depreciation is calculated in a straight line within the term of the lease.

The liability will be recorded at its amortized cost, that is, it will be increased to reflect the accrued interest, recognize in the heading “Interest, returns and similar expenses” of the consolidated statement of income, and the fees paid will be subtracted.

Likewise, the balance of the liability will be reviewed in the following cases:

-When there is a change in the expected amount to be paid under a residual value guarantee.

-When there is a change in future lease installments to reflect the variation in an index or interest rate.

-When there is a change in the terms o the lease.

-When there is a change in the evaluation of an option to purchase the underlying asset.

The changes will be recorded as an adjustment of the lease liability and the right of use, unless the book value of the right of use has been reduced to zero, in which case it must be recorded against the consolidated statement of income.

Short-term leases with little significant value are recognized in a straight line as an expense in the “Administrative expenses” item of the consolidated statement of income.

The accounting treatment of lessors continues with a similar model to that of IAS 17; In that sense, lessors continue to perform a classification test to distinguish between financial and operating leases.

Policy applicable up to December 31, 2018 -

As of December 31, 2018, the Group recorded the leases according to the IAS 17 “Leases”. According to that standard, the determination of whether an arrangement is, or contains, a lease was based on the substance of the arrangement at the inception date: whether fulfillment of the arrangement was dependent on the use of a specific asset or assets and on whether the arrangement conveys a right to use the asset even if that right was not explicitly specified in an arrangement.

Operating leases:

Leases in which a significant portion of the risks and benefits of the asset were held by the lessor were classified as operating leases. Under this concept the Group had mainly leased premises used as offices and agencies of the Group’s subsidiaries.

Payments made under an operating lease were charged to the "Administrative expenses" heading of the consolidated statement of income based on the straight-line method in the lease period.

When an operating lease was terminated before the lease period has expired, any penalty payment to the lessor was recognized as an expense in the period in which termination takes place.

Finance leases:

Finance leases were recognized as granted loans at the present value of the future lease collections. The difference between the gross receivable amount and the present value of the loan was recognized as unearned interest. Lease income was recognized over the term of the lease agreement using the effective interest rate method, which reflected a constant periodic rate of return.

k)    Property, furniture and equipment -

Property, furniture and equipment are recorded at historical acquisition cost less accumulated depreciation and impairment losses, if applicable. Historical acquisition costs include expenditures that are directly attributable to the acquired property, furniture or equipment. Maintenance and repair costs are charged to the consolidated statement of income; significant renewals and improvements are capitalized when it is probable that future economic benefits, in excess of the originally assessed standard of performance, will flow from the use of the acquired property, furniture or equipment.

Land is not depreciated. Depreciation is calculated using the straight-line method over the estimated useful lives, which are as follows:

Years

Buildings and other construction	33
Installations	10
Furniture and fixtures	10
Vehicles and equipment	5
Computer hardware	4

An item of property, furniture and equipment and any significant part initially recognized is derecognized upon disposal or when no future economic benefits are expected from its use or disposal. Any gain or loss arising on de-recognition of the asset (calculated as the difference between the net disposal proceeds and the carrying amount of the asset) is included in the consolidated statement of income.

Assets’ residual value and the selected useful life are periodically reviewed to ensure that they are consistent with current economic benefits and life expectancy.

l)    Investment properties -

Investment properties are held to earn rentals or for capital appreciation or both rather than for: (a) use in the production or supply or goods or services or for administrative purposes; or (b) sale in the ordinary course of business. Property that is being constructed or developed for future use as investment property is recognized at cost before completion.

Investment properties are initially measured at fair value, which is the purchase transaction price, unless otherwise indicated. Transaction costs are included in the initial measurement, which includes the purchase price and any other cost directly attributable to the transaction.

For subsequent recognition, an entity shall choose as its accounting policy either the fair value model or the cost model and shall apply that policy to all its investment property. At the date of the consolidated financial statements, the Group has opted for keeping the cost model. Accordingly, investment properties are accounted for at their acquisition cost less accumulated depreciation and the accumulated impairment losses, if any.

An entity can opt for recognizing and depreciating separately the components of an investment property or as a single unit for recording and depreciation purposes. The Group recognizes as a single unit each of its investment properties and has estimated a useful life of 33 years for purposes of determining depreciation under the straight-line method.

Rental income is recognized as rents that are accrued under the related rental agreement; depreciation expenses as well as related expenses directly with the maintenance of the leased assets, they are recorded net in the item of “Other Income” of the consolidated statement of income.

m)   Seized assets -

Seized assets are recorded at the lower of cost or estimated market value, which is obtained from valuations made by independent appraisers. Reductions in book values are recorded in the consolidated statement of income.

n)    Business combination -

Business combinations made are accounted for using the acquisition method in accordance with IFRS 3 “Business Combination”, regardless of whether they are equity instruments or other acquired assets.

The acquisition cost is the sum of the consideration paid for the acquisition measured at fair value at the acquisition date and the amount of the share in the non-controlling interest acquired. For each business combination the Group decides whether to measure the non-controlling interest in the acquiree at fair value or at the proportional share in the identifiable net assets of the acquired. Acquisition-related costs are recognized as expense and are included within “Administrative expenses” in the consolidated statement of income.

When the Group acquires a business, it assesses the financial assets and liabilities assumed for its own classification and denomination according to the contractual terms, economic circumstances and prevailing conditions at the date of acquisition. This includes the separation of embedded derivative contracts signed by the acquiree.

Any contingency transferred by the acquirer is recognized at fair value at the acquisition date. The contingency classified as an asset or liability that is a financial instrument and is within the scope of IFRS 9 “Financial instruments”, is measured at fair value with changes recognized in the consolidated statement of income or consolidated statement of comprehensive income. If the contingency is not within the scope of IFRS 9, it is measured in accordance with the applicable IFRS. A contingency that is classified as equity should not be measured again and its subsequent settlement is accounted for within equity.

The acquisition of a non-controlling interest is recorded directly in net equity, any difference between the amount paid and the acquired net assets is recorded as an equity transaction. Accordingly, the Group recognizes no additional goodwill after the acquisition of the non-controlling interest, nor does it recognize any profit or loss from the disposal of the non-controlling interest.

Equity attributable to the non-controlling interest is shown separately in the consolidated statement of financial position. Profit attributable to the non-controlling interest is shown separately in the consolidated statement of income and consolidated statement of comprehensive income.

If a business combination achieved in stages, the acquisition date and the value of the previous participation of the acquirer is measured again at a fair value at the date of acquisition. The gains or losses arising from such remedy are recognized is recognized in profit or loss.

o)    Intangible assets -

Comprise internally developed and acquired software licenses used by the Group. Acquired software licenses are measured upon initial recognition at cost and are amortized using the straight-line method over their estimated useful life (between 3 and 5 years).

Intangible assets identified as a consequence of the acquisition of subsidiaries are recognized in the consolidated statement of financial position at their fair values determined on the acquisition date and are amortized using the straight line method over their estimated useful life as follows:

Estimated
useful life in
years

Client relationship - Prima AFP (AFP Unión Vida)	20
Client relationship – Credicorp Capital Holding Chile (Inversiones IMT)	22
Client relationship - Edyficar Peru	10
Client relationship – Mibanco	7
Client relationship - Ultraserfinco	9.2
Brand - Mibanco	25
Brand - Culqi	5
Fund manager contract - Credicorp Capital Colombia	20 and 28
Fund manager contract - Credicorp Capital Holding Chile (Inversiones IMT)	11 and 24
Fund manager contract - Ultraserfinco	23
Core deposits - Mibanco	6
Others	Between 3 and 7.5

The period and the amortization method, for intangible assets are reviewed at the end of each period. If the expected useful life differs from previous estimates, the amortization period will be changed accordingly. If there has been a change in the expected pattern of conduct of the future economic benefits embodied in the asset, the amortization method shall be amended to reflect these changes.

Gains or losses arising from de-recognition of an intangible asset are measured as the difference between the net disposal proceeds and the carrying amount of the asset and are recognized in the consolidated statement of income when the asset is derecognized.

p)    Goodwill -

Goodwill is the excess of the aggregate of the consideration transferred and the fair value recognized for the acquisition of the net value of the identifiable net assets acquired and liabilities assumed. If the fair value of the net assets acquired exceeds the aggregate consideration transferred, then the gain is recognized in the consolidated statement of income.

After initial recognition, goodwill is measured at cost less any accumulated impairment losses. For the purpose of impairment testing, goodwill acquired in a business combination is, from the acquisition date, allocated to each of the Group’s cash-generating units (CGU) that are expected to benefit from the combination, irrespective of whether other assets or liabilities of the acquiree are assigned to these units.

Where goodwill has been allocated to a CGU and part of the operation within that unit is disposed of, the goodwill and the assets disposed of are included in the carrying amount of the operation when determining the gain or loss on disposal. Goodwill disposed of in these circumstances is measured based on the relative values of the disposed operation and the portion of the cash-generating unit retained.

Impairment is determined for goodwill by assessing the recoverable amount of each CGU (or group of CGUs) to which the goodwill relates. Where the recoverable amount of the CGU is less than its carrying amount, an impairment loss is recognized. Impairment losses relating to goodwill cannot be reversed in future periods.

q)    Impairment of non-financial assets -

The Group assesses, at each reporting date, whether there is an indicator that an asset may be impaired. If any indication exists, or when annual impairment testing for an asset is required, the Group estimates the asset’s recoverable amount. An asset’s recoverable amount is the higher of the value of the asset or the CGU less costs to sell and its value in use and is determined for each individual asset, unless the asset does not generate cash inflows that are largely independent of those from other assets or groups of assets.

When the carrying amount of an asset or CGU exceeds its recoverable amount, the asset is considered impaired and is written down to its recoverable amount. In assessing value in use, the estimated future cash flows are discounted to their present value using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset. In determining fair value less costs to sell, recent market transactions are considered, if any. If this kind of transactions cannot be identified, an appropriate valuation model is used. These calculations are verified against valuation multiples, quoted share prices for publicly traded subsidiaries or other available fair value indicators.

For non-financial assets, excluding goodwill, an assessment is made at each reporting date of whether there is an indication that previously recognized impairment losses may no longer exist or may have decreased. If such indication exists, the Group estimates the recoverable amount. A previously recognized impairment loss is reversed only if there has been a change in the estimates used to determine the asset’s recoverable amount since the last impairment loss was recognized.

The reversal is limited so that the carrying amount of the asset does not exceed its recoverable amount, nor exceed the carrying amount that would have been determined, net of depreciation, had no impairment loss been recognized for the asset in prior years. Such reversal is recognized in the consolidated statement of income.

r)    Due from customers on acceptances -

Due from customers on acceptances corresponds to accounts payable from customers for import and export transactions, whose obligations have been accepted by the Group. The obligations that must be assumed by the Group for such transactions are recorded as liabilities.

s)    Financial guarantees -

In the ordinary course of business, the Group issues financial guarantees, such as letters of credit, guarantees and banker’s acceptances. Financial guarantees are initially recognized at fair value, which is equivalent to the commission initially received, also, letters of credit and guarantees are recorded in caption “Other liabilities” of the consolidated statement of financial position and banker’s acceptances are presented in the consolidated statement of financial position. Subsequent to initial recognition, the Group’s liability under each guarantee is measured at the higher of the amount initially recognized less, when appropriate, cumulative amortization recognized in the consolidated statement of income, and the best estimate of expenditure required to settle any financial obligation arising as a result of the financial guarantee.

Any increase in the liability relating to a financial guarantee is included in the consolidated statement of income. The commission received is recognized in “Commissions and fees” of the consolidated statement of income on a straight line basis over the life of the granted financial guarantee.

t)    Provisions -

Provisions are recognized when the Group has a present obligation (legal or constructive) as a result of a past event, it is probable that an outflow or resources embodying economic benefits will be required to settle said obligation and a reliable estimate of the amount can be made.

The expense relating to any provision is presented in the consolidated statement of income net of any reimbursement. If the effect of the time value of money is material, provisions are discounted using a current pre-tax rate that reflects, where appropriate, the specific risks of the liability. When discounting is used, the increase in the provision due to the passage of time is recognized as a finance cost.

u)    Contingencies -

Contingent liabilities are not recognized in the consolidated financial statements. They are disclosed in the Notes, unless the probability of an outflow of resources is remote. Contingent assets are not recorded in the financial statements; they are disclosed if it is probable that an inflow of economic benefits will be realized.

v)    Income tax -

Income tax is computed based on the individual financial statements of each of the Group’s members.

Deferred income tax reflects the effects of temporary differences between the carrying amounts of assets and liabilities for accounting purposes and the amounts determined for tax purposes. Deferred assets and liabilities are measured using the tax rates expected to be applied to taxable income in the years in which temporary differences are expected to be recovered or eliminated. The measurement of deferred assets and deferred liabilities reflects the tax consequences that arise from the manner in which Credicorp and its Subsidiaries expect, at the date of the consolidated statement of financial position, to recover or settle the carrying amount of its assets and liabilities.

The carrying amount of deferred tax assets and liabilities may change, even though there is no change in the amount of the related temporary differences, due to a change in the income tax rate. In this case, the resulting change in deferred tax, corresponding to the change in rate, will be recognized in profit or loss, except to the extent that it relates to items previously recognized outside of the consolidated income statement (either in other comprehensive income or directly in equity).

Deferred tax assets and liabilities are recognized regardless of when the timing differences are likely to reverse. Deferred tax assets are recognized when it is likely to exist sufficient tax benefits for the application of temporary difference. At the date of the consolidated statement of financial position, Credicorp and its Subsidiaries assess unrecognized deferred assets and the carrying amount of recognized deferred assets.

Credicorp and its Subsidiaries determine their deferred income tax based on the tax rate applicable to their undistributed earnings; any additional tax on dividend distribution is recorded on the date a liability is recognized.

Deferred tax assets and liabilities are offset if there is a legal right of offset and the deferred taxes are related to the same taxpaying entity and the same tax authority.

w)  Earnings per share -

Basic earnings per share is calculated by dividing the net profit for the year attributable to Credicorp’s equity holders by the weighted average number of ordinary shares outstanding during the year, excluding the average number of ordinary shares purchased and held as treasury stock.

Diluted earnings per share is calculated by dividing the net profit attributable to Credicorp’s equity holders by the weighted average number of ordinary shares outstanding during the year, excluding the average number of ordinary shares purchased and held as treasury stock, plus the weighted average number of ordinary shares that would have been issued if all potential ordinary shares with dilutive effect have been converted into ordinary shares.

x)   Share-based payment transactions -

The cost of the Group’s remuneration plan is recognized, together with a corresponding increase in equity, over the period in which the service conditions are fulfilled, ending on the date on which the relevant employees become fully entitled to the award (‘the vesting date”).

The cumulative expense recognized for equity-settled liquidations at each reporting date until the vesting date reflects the extent to which the vesting period has expired and the Group’s best estimate of the number of equity instruments that will ultimately vest. The expense is recorded in “Salaries and employee benefits” of the consolidated statement of income.

When the terms of a share-based liquidation are modified, the minimum expense recognized is maintained as if the terms had not been modified. An additional expense is recognized for any modification which increases the total fair value of the share-based payment arrangement, or which is otherwise beneficial to the employee as measured at the date of modification.

The dilutive effect of the shares granted under this plan is reflected as a share dilution in the computation of diluted earnings per share, see paragraph (w) above.

y)   Derivative financial instruments and hedge accounting -

Trading -

The Group negotiates derivative financial instruments in order to meet its costumers’ needs. The Group may also take positions with the expectation of profiting from favorable movements in prices, rates or indexes.

Part of the transactions with derivatives, which provide effective economic hedges under the Group’s risk management positions, do not qualify for hedge accounting under the specific rules of IFRS 9 and are, therefore, treated as trading derivatives.

Derivative financial instruments are initially recognized at fair value in the consolidated statement of financial position and subsequently are remeasured at fair value. Fair values are estimated based on the market exchange and interest rates. All derivatives are carried as assets when fair value is positive and as liabilities when fair value is negative. Gain and losses for changes in their fair value are recorded in the consolidated statement of income.

Hedging -

The Group uses derivative instruments to manage exposures to interest rate and foreign currency. In order to manage particular risks, the Group applies hedge accounting for transactions which meet the specified criteria.

In accordance with IFRS 9, to qualify as hedging operations, all the following conditions must be met:

-The coverage ratio consists only of hedging instruments and hedged items eligible.

-At inception, the Group formally designates and documents the hedge relationship, the risk management objective and strategy for using the hedge. This documentation includes the identification of the hedging instrument, the hedged item, the nature of the risk being hedged and a description of how the Group assesses whether the hedging relationship meets the hedge effectiveness requirements.

-The hedge relationship meets all of the following hedge effectiveness requirements:

-An economic relationship between the hedged item and the hedging instrument.

-The effect of credit risk does not dominate the value changes that result from the economic relationship.

-The hedge ratio of the hedging relationship is the same as that resulting from the quantity of the hedged item that the entity actually hedges and the quantity of the hedging instrument that the entity actually uses to hedge that quantity of hedged item.

The accounting treatment is established based on the nature of the hedged item and compliance with hedging criteria.

i)	Cash flow hedges -

The effective portion of the accumulated gain or loss on the hedging instrument is recognized directly as part of other comprehensive income in “Cash flow hedge reserve” in the consolidated statement of changes in equity, and it is reclassified to the consolidated statement of income in the same period or periods in which the covered operation affects results; that is, when income or financial expenses related with coverage are registered, or when a forecasted transaction occurs.

The part of the gain or loss in derivatives that represents the ineffective portion is recognized immediately in the consolidated statement of income.

Amounts originally recognized in other comprehensive income and subsequently reclassified to the consolidated statement of income are registered as expenses or income in the cases in which the hedged item is reported.

If the forecasted transaction or firm commitment is no longer expected to occur, the accumulated gain or loss previously recognized in the cash flow hedge reserve is transferred to the consolidated statement of income. If the hedging instrument expires or is sold, terminated or exercised without replacement or rollover, or if its designation as a hedge is revoked, any unrealized accumulated gain or loss previously in the cash flow hedge reserve remains in said reserve until the planned transaction or firm commitment affects profit or loss. At the same time, the derivative is recorded as a trading derivative.

ii)	Fair value hedges -

The change in the fair value of a fair value hedge and the change in the fair value of the hedged item attributable to the risk hedged are recorded as a part of the carrying value of the hedged item and recognized in the consolidated statement of income.

For fair value hedges relating to items carried at amortized cost, any adjustment to the carrying amount of these items, as a result of discontinuation of the hedge, will be amortized through the consolidated statement of income over the remaining life of the hedge. Amortization may begin as soon as an adjustment exists and no later than when the hedged item ceases to be adjusted for changes in its fair value attributable to the risk being hedged.

If the hedged item is derecognized, the unamortized fair value is recognized immediately in the consolidated statement of income.

The hedge relationship is terminated when the hedging instrument expires or is sold, terminated or exercised, or where the hedge no longer meets the criteria for hedge accounting, the hedge relationship is terminated. For fair value hedges related with items recorded at amortized cost, the difference between the carrying value of the hedged item on termination and the face value is amortized over the remaining term of the original hedge using the effective interest rate. If the hedged item is derecognized, the unamortized fair value adjustment is recognized immediately in the consolidated statement of income. At the same time, the derivative is recorded as a trading derivative.

iii)	Embedded derivatives -

Derivatives embedded in host contracts are accounted for as separate derivatives and recorded at fair value if their economic characteristics and risks are not closely related to those of the host contract, and said host contract is not held for trading or designated at fair value through profit or loss.

The Group has investments indexed to certain life insurance contracts liabilities, denominated “Investment Link”. These instruments have been classified at inception by the Group as “Financial instruments at fair value though profit or loss”, See Note 3(f)(iii) and Note 3(f)(v) for the periods 2019 and 2018, respectively, and Note 8.

z)   Fair value measurement -

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value measurement is based on the presumption that the transaction to sell the asset or transfer the liability takes place either:

-In the principal market for the asset or liability, or

-In the absence of a principal market, in the most advantageous market for the asset or liability.

The principal or the most advantageous market must be accessible by the Group. Also, the fair value of a liability reflects its non-performance risk.

When available, the Group measures the fair value of an instrument using the quoted price in an active market for that instrument. A market is regarded as active if transactions for the asset or liability take place with sufficient frequency and volume to provide pricing information on an ongoing basis.

If there is no quoted price in an active market, then the Group uses valuation techniques that maximize the use of relevant observable inputs and minimize the use of unobservable inputs.

The chosen valuation technique incorporates all of the factors that market participants would take into account in pricing a transaction.

All assets and liabilities for which fair value is measured or disclosed in the consolidated financial statements are categorized within the fair value hierarchy, described as follows, based on the lowest level of input used that is significant to the fair value measurement as a whole:

-Level 1: Quoted (unadjusted) market prices in active markets for identical assets or liabilities.

-Level 2: Valuation techniques for which the lowest level input that is significant to the fair value measurement is directly or indirectly observable.

-Level 3: Valuation techniques for which the lowest level input that is significant to the fair value measurement is unobservable.

For assets and liabilities that are recognized at fair value in the consolidated financial statements on a recurring basis, the Group determines whether transfers have occurred between levels in the hierarchy by re-assessing categorization at the end of each reporting period.

For the purpose of fair value disclosures, the Group has determined classes of assets and liabilities on the basis of the nature, characteristics and risks of the asset or liability and the level of the fair value hierarchy as explained above.

Also, fair values of financial instruments measured at amortized cost are disclosed in Note 34.7(b).

aa)   Segment reporting -

The Group reports financial and descriptive information about its reportable segments. Reportable segments are operating segments or aggregations of operating segments that meet specified criteria.

Operating segments are a component of an entity for which separate financial information is available that is evaluated regularly by the entity’s Chief Operating Decision Maker (“CODM”) in making decisions about how to allocate resources and in assessing performance. Generally, financial information is required to be reported on the same basis as it is used internally for evaluating operating segments’ performance and deciding how to allocate resources to segments, Note 31.

ab)   Fiduciary activities, management of funds and pension funds –

The Group provides custody, trustee, investment management and advisory services to third parties that result in the holding of assets on their behalf. These assets and income arising thereon are excluded from these consolidated financial statements, as they are not assets of the Group, Note 34.8.

Commissions generated for these activities are included as “Commissions and fees” of the consolidated statement of income.

ac)   Cash and cash equivalents -

For the purpose of the consolidated statement of cash flows, cash and cash equivalents comprise balances of cash and non-restricted balances with central banks, overnight deposits, interbank funds, time deposits with maturities of three months or less from the date of acquisition, excluding restricted cash, see Note 4(a).

Cash collateral pledged as a part of a repurchase agreement is presented in “Cash collateral, reverse repurchase agreement and securities borrowings” in the consolidated statement of financial position, see Note 5(a).

Cash collateral pledged in the negotiation of derivative financial instrument and others are presented in “Other assets” in the consolidated statement of financial position, See Note 13.

ad)   International Financial Reporting Standards issued but not yet effective -

The Group decided not to early adopt the following standards and interpretations that were issued but are not effective as of December 31, 2019:

(i)	IFRS 17 “Insurance Contracts” -

IFRS 17 was issued in May 2017 in replacement of IFRS 4 “Insurance Contracts”. This standard requires a current measurement model, where estimate are remeasured in each reporting period. The contracts are measured using the building blocks of:

-Discounted-weighted of probability cash flows

-An explicit risk adjustment, and

-A contractual service margin which represents the unearned profit of the contract recognized as income over the coverage.

IFRS 17 applies to all types of insurance contracts (life, non-life and reinsurance insurance), regardless of the type of entities that issue them, as well as certain guarantees and financial instruments with certain discretionary participation characteristics. The general objective of IFRS 17 is to provide an accounting model that is more useful and uniform for insurance entities. Unlike IFRS 4, which relies heavily on the application of existing / local accounting policies, IFRS 17 provides a comprehensive model for insurance contracts, which covers all relevant accounting aspects.

The standard permits a choice between recognizing the changes in discount rates, either in the statement of income or directly in other comprehensive income. The choice probably reflects how insurers record their financial assets according to IFRS 9.

An optional, simplified premium allocation approach is permitted for the liability for the remaining coverage for short duration contracts, which are often written by non-life insurers.

There is a modification of the general measurement model denominated “Variable commissions method” for certain contracts of insurers with life insurance in which the insured share the yields from the underlying elements. Upon applying the variable commissions’ method, the entity’s participation in changes in fair value of the underlying elements is included in the contractual service margin. Therefore, it is probable that the results of the insurers that use this model will be less volatile than under the general model.

The new rules will affect the financial statements and key performance indicators of all entities that issue insurance contracts or investment contracts with discretionary participation features.

Also, its implementation will modify the recognition, measurement, presentation and disclosure of insurance contracts having a significant impact on the underlying valuation models, systems, processes, internal controls and other fundamental aspects of the insurance business.

The Group has established governance structures related to the IFRS 17 project with the Audit Committee as the highest instance. As required by the standard, currently, the entities that make up the Group are in the process of determining the impact of their application.

Initially, IFRS 17 would apply to annual periods beginning on or after January 1, 2021;however, on November 14, 2018, the IASB agreed to defer the effective date of application to annual periods beginning on or after January 1, 2022.

Early adoption is permitted, as long as the Group also applies IFRS 9 and IFRS 15 on the date on which IFRS 17 is applied for the first time.

(ii)Definition of Material - Amendments to IAS 1 and IAS 8 -

The IASB has made amendments to IAS 1 Presentation of Financial Statements and IAS 8 Accounting Policies, Changes in Accounting Estimates and Errors which use a consistent definition of materiality throughout International Financial Reporting Standards and the Conceptual Framework for Financial Reporting, clarify when information is material and incorporate some of the guidance in IAS 1 about immaterial information.

In particular, the amendments clarify:

-That the reference to obscuring information addresses situations in which the effect is similar to omitting or misstating that information, and that an entity assesses materiality in the context of the financial statements as a whole, and

-The meaning of ‘primary users of general-purpose financial statements’ to whom those financial statements are directed, by defining them as ‘existing and potential investors, lenders and other creditors’ that must rely on general purpose financial statements for much of the financial information they need.

These changes are effective for financial statements for annual periods beginning on or after January 1, 2020.

(iii)Definition of a Business - Amendments to IFRS 3 -

The amended definition of a business requires an acquisition to include an input and a substantive process that together significantly contribute to the ability to create outputs. The definition of the term ‘outputs’ is amended to focus on goods and services provided to customers, generating investment income and other income, and it excludes returns in the form of lower costs and other economic benefits.

The amendments will likely result in more acquisitions being accounted for as asset acquisitions.

These changes are effective for financial statements for annual periods beginning on or after January 1, 2020.

(iv)Revised Conceptual Framework for Financial Reporting -

The IASB has issued a revised Conceptual Framework which will be used in standard-setting decisions with immediate effect. Key changes include:

-Increasing the prominence of stewardship in the objective of financial reporting.

-Reinstating prudence as a component of neutrality.

-Refining a reporting entity, which may be a legal entity, or a portion of an entity.

-Revising the definitions of an asset and a liability.

-Removing the probability threshold for recognition and adding guidance on derecognition.

-Adding guidance on different measurement basis, and

-Stating that profit or loss is the primary performance indicator and that, in principle, income and expenses in other comprehensive income should be recycled where this enhances the relevance or faithful representation of the financial statements.

No changes will be made to any of the current accounting standards. However, entities that rely on the Framework in determining their accounting policies for transactions, events or conditions that are not otherwise dealt with under the accounting standards will need to apply the revised Framework from 1 January 2020. These entities will need to consider whether their accounting policies are still appropriate under the revised Framework.

These changes are effective for financial statements for annual periods beginning on or after January 1, 2020.

(v)Amendments to IFRS 10 “Consolidated Financial Statements” and IAS 28 “Investments in associates and joint ventures”: Sale or contribution of assets between an investor and its associate or joint venture -

The IASB made limited scope amendments to IFRS 10 and IAS 28.

The amendments clarify the accounting treatment of the sales or contribution of assets between an investor and his associates or joint venture. These amendments confirm that the accounting treatment depends on whether the non-monetary assets sold or contributed to an associate or joint venture constitutes “a business” (as defined in IFRS 3 “Business combinations”).

If the non-monetary assets constitute a business, the investor will recognize the total gain or loss on the sale or contribution of assets. If the assets do not comply with the definition of “business”, the investor will recognize the gain or loss only in proportion to the investor’s investment in the associate or joint venture. The amendments will apply prospectively.

The IASB decided to defer the application date of this amendment until it has completed its research project on the equity method.

The Group is in the process of evaluating the impact of the application of these standards, and to date, it considers that there will be no significant impact on the consolidated financial statements, except for IFRS 17.

Likewise, there are no other standards or amendments to standards which have not yet become effective and are expected to have a significant impact on the Group, either in the current or future periods, as well as on expected future transactions.